UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2021

Zanite Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39704	85-2549808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25101 Chagrin Boulevard, Suite 350

Cleveland, Ohio 44122

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (216) 292-0200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	ZNTEU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	ZNTE	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	ZNTEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On December 21, 2021, Zanite Acquisition Corp., a Delaware corporation (“Zanite” or the “Company”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Embraer S.A., a Brazilian corporation (sociedade anônima) (“Embraer”), Embraer Aircraft Holding Inc., a Delaware corporation and a direct wholly-owned subsidiary of Embraer (“EAH”), and EVE UAM, LLC, a Delaware limited liability company and a wholly-owned subsidiary of EAH (“Eve”).

The Business Combination

In accordance with the terms and subject to the conditions of the Business Combination Agreement, at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), Zanite has agreed to pay consideration in the form of 220,000,000 newly issued shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), valued at $10.00 per share (the “Consideration”), to EAH in exchange for the transfer to Zanite of all of the issued and outstanding limited liability company interests of Eve. As a result of the transactions contemplated by the Business Combination Agreement (the “business combination”), Eve will become a wholly owned subsidiary of Zanite, which will change its name to “Eve Holding, Inc.”

The board of directors of Zanite (the “Board”) has unanimously approved and declared advisable the Business Combination Agreement, the business combination and the other transactions contemplated thereby and resolved to recommend approval of the Business Combination Agreement and related matters by Zanite’s stockholders.

The Pre-Closing Restructuring

On December 10, 2021, as contemplated by the terms of the Business Combination Agreement and that certain Contribution Agreement, dated as of December 10, 2021, by and among Embraer, EAH and Eve (the “Contribution Agreement”), Embraer effected a series of transactions (the “pre-closing restructuring”) that resulted in (i) certain assets and liabilities of the UAM Business (as defined below) being transferred to and owned or licensed by Eve or one of its subsidiaries in exchange for newly issued limited liability company interests of Eve and (ii) Eve becoming a wholly owned subsidiary of EAH.

The “UAM Business,” which has been incubated within Embraer since 2017, includes (i) the research, design, development, testing, engineering, licensing, certification, manufacturing, procurement, assembling, packaging, sales support and after-sales support of, marketing, promotion, advertising, qualification, distribution, importation, fulfillment, offering, sale, deployment delivery, provision, exploitation, configuration, installation, integration, analysis, support, maintenance, repair, service, and other commercialization of or provision of services with respect to, a passenger or cargo aircraft with hybrid/electric propulsion with vertical take-off and landing capabilities, with maximum range of no more than 200 nautical miles (370.4 kilometers) (“eVTOL”) and related products and services and (ii) the development of an Urban Air Mobility Traffic Management solution (“UATM”), a collection of systems and services (including organizations, airspace structures and procedures and technologies) that support the integrated operation of Urban Air Mobility (“UAM”) vehicles in low level airspace, which systems and services are directed to supporting UAM operations and enhancing the performance of UAM and low-level airspace travel (not including general air traffic management systems), in each case excluding applications in the crop dusting, defense and security businesses.

Services Agreements

In connection with the pre-closing restructuring, and as contemplated by the terms of the Business Combination Agreement, Eve entered into three master services agreements on December 14, 2021 (each, an “MSA” and collectively, the “Master Services Agreements”) relating to the UAM Business: one MSA with Embraer; one MSA with Atech – Negócios em Tecnologias S.A., a Brazilian corporation (sociedade anônima) and an indirect wholly owned subsidiary of Embraer (“Atech”); and one MSA with EVE Soluções de Mobilidade Aérea Urbana Ltda., a Brazilian limited liability company (sociedade limitada) and a direct wholly owned subsidiary of Eve (the “Brazilian Subsidiary”); each of which is attached to the Business Combination Agreement as Exhibit D-1, D-2 and D-3, respectively. Pursuant to the Master Services Agreements with Embraer and Atech, Embraer and its affiliates (other than Eve and its subsidiaries) have agreed to supply certain products and perform certain services relating to the development, certification, manufacturing and support of eVTOL, and license certain intellectual property to be used within the UAM Business, to Eve and its subsidiaries. Pursuant to the Master Services Agreement with the Brazilian Subsidiary, the Brazilian Subsidiary has agreed to develop and facilitate the execution of a commercial business plan for the strategic development of the UAM Business on behalf of Eve. The initial term of each MSA is expected to end on the 15th anniversary of its respective effective date.

In addition, on December 14, 2021, Eve and the Brazilian Subsidiary entered into a shared services agreement with Embraer and EAH, attached to the Business Combination Agreement as Exhibit E (the “Shared Services Agreement”), pursuant to which Embraer and EAH have agreed to provide certain corporate and administrative services to Eve and the Brazilian Subsidiary. On the same date, Embraer, Eve and the Brazilian Subsidiary also entered into a database limited access agreement, attached to the Business Combination Agreement as Exhibit F (the “Data Access Agreement”), pursuant to which Embraer has agreed to provide the Brazilian Subsidiary with access to certain of its intellectual property and proprietary information in order to facilitate the execution of the specific activities that are set out in certain of the statements of work entered into pursuant to the Master Services Agreements.

Conditions to Closing

The obligation of Zanite, Embraer, Eve and EAH to consummate the business combination pursuant to the Business Combination Agreement is subject to the satisfaction or waiver of certain closing conditions, including, among others: (i) approval by Zanite’s stockholders of the Business Combination Agreement, the business combination and certain other actions related thereto; (ii) the expiration or termination of the waiting period (or any extension thereof) applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (iii) the pre-closing restructuring will have been completed in all material respects prior to the Closing in accordance with the terms of the Business Combination Agreement and the Contribution Agreement; and (iv) the absence of a UAM Material Adverse Effect and the absence of a Zanite Material Adverse Effect (each as defined in the Business Combination Agreement).

In addition, it is also a condition to Embraer’s, Eve’s and EAH’s obligation to consummate the business combination that the amount of cash available in Zanite’s trust account, after deducting the amount required to satisfy Zanite’s obligations to its stockholders (if any) that exercise their rights to redeem their public shares (but prior to the payment of any (x) deferred underwriting commissions being held in the trust account and (y) transaction expenses of Eve or Zanite), plus the PIPE Investment (as defined below), is equal to or greater than $350,000,000 (the “Available Zanite Cash”).

Covenants

The Business Combination Agreement contains customary covenants by Zanite, Embraer, Eve and EAH, which require, among other things: (i) the parties to conduct, as applicable, their respective businesses in all material respects in the ordinary course through the Closing; (ii) the parties to not initiate any negotiations or enter into any agreements for certain alternative transactions; (iii) Zanite to prepare and file a proxy statement and take certain other actions for Zanite to obtain the requisite approval of Zanite stockholders of certain proposals regarding the business combination; and (v) the parties to use reasonable best efforts to obtain necessary approvals from governmental agencies.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties by Zanite, Embraer, Eve and EAH. The representations and warranties of the respective parties to the Business Combination Agreement will not survive the Closing.

Termination

The Business Combination Agreement may be terminated under certain limited circumstances prior to the Closing, including, among others: (i) by mutual consent of Embraer and Zanite; (ii) by Embraer or Zanite, if the Closing has not occurred on or before that date that is six (6) months after the date of the Business Combination Agreement; (iii) by Embraer or Zanite if any governmental authority will have enacted, issued, promulgated, enforced or entered any governmental order that has become final and nonappealable and has the effect of making consummation of the business combination illegal or otherwise preventing or prohibiting consummation of the business combination; (iv) by Embraer or Zanite if certain approvals of stockholders of Zanite are not obtained at the special meeting; and (v) by Zanite or Embraer, respectively, if there is any material breach of any representation, warranty, covenant or agreement on the part of Embraer, EAH or Eve on the one hand, or by Zanite, on the other hand, set forth in the Business Combination Agreement such that certain conditions would not be satisfied at the Closing.

Certain Related Agreements

Subscription Agreements

On December 21, 2021, concurrently with the execution of the Business Combination Agreement, Zanite entered into subscription agreements (collectively, the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors”), pursuant to, and on the terms and subject to the conditions of which, Zanite agreed to issue and sell to the PIPE Investors an aggregate of 30,500,000 shares of Common Stock at $10.00 per share, for an aggregate purchase price of $305,000,000, in private placements to close substantially concurrently with the Closing (the “PIPE Investment”). The PIPE Investors include, among others, Zanite’s sponsor, Zanite Sponsor LLC (the “Sponsor”), which subscribed to purchase 2,500,000 shares of Common Stock for a purchase price of $25,000,000, EAH, which subscribed to purchase 17,500,000 shares of Common Stock for a purchase price of $175,000,000 and certain strategic PIPE Investors and/or investors with existing relationships with Embraer (collectively, the “Strategic Investors”). Certain of the Strategic Investors have also entered into Strategic Warrant Agreements (as defined below) providing for the issuance of warrants to purchase shares of Common Stock upon the Closing and achievement of certain UAM Business milestones. In connection with the PIPE Investment, EAH has entered into arrangements with certain of such strategic investors to provide them with price protections in the amount of up to their $30 million aggregate commitments in the form of credits for parts and services or cash in exchange for the transfer of shares to EAH. Pursuant to the terms of the Subscription Agreements, a PIPE Investor, including the Sponsor and EAH, may assign all or a portion of its obligation to purchase its shares of Common Stock in the PIPE Investment with Zanite’s prior consent.

The Subscription Agreements provide for certain registration rights. In particular, the Company is required to, as soon as practicable but no later than 30 calendar days following the Closing, submit to or file with the SEC a registration statement registering the resale of such shares of Common Stock. Additionally, the Company is required to use its commercially reasonable efforts to have the registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of: (i) the 90th calendar day following the filing if the SEC notifies the Company that it will “review” such registration statement following the Closing; and (ii) the 10th business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review. The Company must use commercially reasonable efforts to keep the registration statement effective until the earliest of: (i) three years from the date of effectiveness of the registration statement; (ii) the date the PIPE Investors no longer hold any registrable shares; and (iii) the date all registrable shares held by the PIPE Investors may be sold without restriction under Rule 144.

The Subscription Agreements will terminate, and be of no further force and effect, upon the earliest to occur of (i) such date and time as the Business Combination Agreement is terminated in accordance with its terms, (ii) upon the mutual written agreement of Zanite and the applicable PIPE Investor, (iii) if the conditions set forth therein are not satisfied or are not capable of being satisfied prior to the Closing (as defined in the Subscription Agreements) and, as a result thereof, the transactions contemplated therein will not be or are not consummated at the Closing (as defined in the Subscription Agreements), and (iv) September 21, 2022.

Strategic Warrant and Lock-Up Agreements

On December 21, 2021, concurrently with the execution of the Business Combination Agreement, Zanite entered into warrant agreements with the Strategic Investors (the “Strategic Warrant Agreements”), pursuant to which, subject to the consummation of the business combination, Zanite has agreed to issue to the Strategic Investors new warrants to acquire an aggregate of (i) 14,150,000 shares of common stock, each with an exercise price of $0.01 per share (the “Penny Warrants”), which warrants will be issued at the Closing or in connection with the achievement of certain UAM Business milestones following the Closing, (ii) 12,000,000 shares of common stock, each with an exercise price of $15.00 per share, which warrants will be issued at the Closing, and (iii) 5,000,000 shares of common stock each with an exercise price of $11.50 per share, which warrants will be issued at the Closing. In general, each warrant is exercisable for a period of five or ten years following its issuance or first permitted exercise date. The Strategic Warrant Agreements provide for certain registration rights with respect to the resale of the shares of Common Stock underlying the warrants which are substantially similar to the registration rights provided under the Subscription Agreements. In addition, on December 21, 2021, certain of the Strategic Investors entered into lock-up agreements with Zanite, pursuant to which such Strategic Investors will be restricted from transferring certain of the new warrants issued at the Closing and the shares of common stock of Zanite issued upon the exercise of such new warrants until the date that is three or five years after the Closing Date, as described below.

Out of the Penny Warrants that Zanite has agreed to issue to the Strategic Investors pursuant to the Warrant Agreements, (i) Penny Warrants to acquire 6,300,000 shares of Common Stock will be issued and exercisable at the Closing, but all such warrants (including the shares of Common Stock underlying such warrants) will be subject to restrictions on transfer until the date that is three or five years after the Closing Date, (ii) Penny Warrants to acquire 2,350,000 shares of Common Stock will be issued at the Closing, but will only become exercisable upon receipt of the first type certification for eVTOL in compliance with certain airworthiness authorities, receipt of the first binding commitment from a third party to purchase eVTOL jointly developed by Embraer and a certain Strategic Investor for the defense and security technology market, eVTOL’s successful entry into service or completion of initial term of a certain engineering services agreement to be entered into with a certain Strategic Investor, as applicable, (iii) Penny Warrants to acquire 200,000 shares of Common Stock will be issued and vested upon receipt of the first type certification for eVTOL in compliance with certain airworthiness authorities, (iv) Penny Warrants to acquire 4,800,000 shares of Common Stock will be issued and vested upon receipt of binding commitments from certain Strategic Investors for an aggregate of 500 eVTOLs, (v) Penny Warrants to acquire 300,000 shares of Common Stock will be issued and vested upon receipt of an initial deposit to purchase 200 eVTOLs from a certain Strategic Investor, and (vi) Penny Warrants to acquire 200,000 shares of Common Stock will be issued and vested upon mutual agreement to continue to collaborate beyond December 31, 2022 with a certain Strategic Investor.

Sponsor Support Agreement

On December 21, 2021, concurrently with the execution of the Business Combination Agreement, Zanite entered into a support agreement (the “Sponsor Support Agreement”), by and among Zanite, Embraer, EAH, and the Sponsor, John B. Veihmeyer, Larry R. Flynn, Gerard J. DeMuro and Ronald D. Sugar (collectively, the “Sponsor Parties”), pursuant to which each of the Sponsor Parties agreed to, among other things, (i) vote all of its or his shares of Common Stock that are entitled to vote to approve and adopt the Business Combination Agreement, (ii) waive its or his redemption rights with respect to its or his shares of Common Stock in connection with the business combination, (iii) not transfer any of its or his securities of Zanite until the Closing or termination of the Business Combination Agreement (except in limited circumstances) and (iv) waive any adjustment to the conversion ratio set forth in the Company’s certificate of incorporation or any other anti-dilution or similar protection with respect to the shares of Common Stock held by the Sponsor Parties (whether resulting from the PIPE Investment or otherwise), in each case, subject to the terms and conditions contemplated by the Sponsor Support Agreement.

Stockholders Agreement

The Business Combination Agreement contemplates that, at the Closing, the Company, EAH and the Sponsor will enter into a stockholders agreement (the “Stockholders Agreement”), pursuant to which, among other things: (i) EAH will have the right to nominate five directors to the Board, of whom three must satisfy Nasdaq’s independence requirements; (ii) the Sponsor will have the right to nominate one director to the Board; and (iii) EAH and the Sponsor will jointly nominate one director to the Board, who must satisfy Nasdaq’s independence requirements.

In addition, pursuant to the terms of the Stockholders Agreement, for so long as EAH directly or indirectly through any of its affiliates holds at least 10% of the outstanding shares of Common Stock, EAH will also have the right to: (i) nominate a number of directors to the Board at least proportional to the number of shares of Common Stock owned by EAH; and (ii) appoint a number of representatives to each committee of the Board that is at least proportional to the number of outstanding shares of Common Stock owned by EAH directly or indirectly through any of its affiliates. For so long as EAH directly or indirectly through any of its affiliates holds at least 20% of the outstanding shares of Common Stock, EAH will also have the right to designate the chairperson of the Board (who need not be a nominee of EAH).

The Stockholders Agreement further provides that, for so long as EAH directly or indirectly through any of its affiliates holds at least 35% of the outstanding shares of Common Stock, the following actions may not be taken (or agreed to be taken) by the Company without the prior written consent of EAH: (a) the sale of greater than 30% of the assets or voting securities of the Company (with certain exceptions); (b) the voluntary liquidation or dissolution of the Company; (c) any amendment of the Company’s organizational documents that materially and adversely affects EAH in its capacity as a stockholder; (d) the relocation of the domicile of the Company; (e) any change to the Company’s corporate name; or (f) any change to the size of the Board.

Tax Receivable Agreement

The Business Combination Agreement contemplates that, at the Closing, the Company will enter into a tax receivable agreement (the “Tax Receivable Agreement”) with EAH. The Tax Receivable Agreement will generally provide for the payment by the Company to EAH of 75% of the cash tax savings realized (or deemed realized) in periods after the Closing as a result of certain tax attributes created in the Pre-Closing Restructuring, with the remaining 25% of such cash tax savings expected to be retained by the Company.

Tax Sharing Agreement

The Business Combination Agreement contemplates that, at the Closing, the Company will enter into a tax sharing agreement (the “Tax Sharing Agreement”) with EAH or an affiliate of EAH. The Tax Sharing Agreement will generally provide that it will be effective for taxable periods when the Company is treated as a member of a consolidated, combined, affiliated or other group for U.S. federal or state income tax purposes of which EAH or an affiliate of EAH is the common parent. In the event the Company is a member of such a group, generally the parent of such group would be liable for the income taxes of the group members (including the Company), rather than the Company being required to pay such income taxes itself. The Tax Sharing Agreement provides for payments from the Company to such parent based on the increase to parent’s income tax liability as a result of the Company being a member of such group (which calculations are determined in a manner that takes into account the intended sharing of the benefits of the tax attributes created in the pre-closing restructuring that otherwise would have been governed by the Tax Receivable Agreement if the Company were not treated as a member of a consolidated, combined affiliated or other group of which EAH or an affiliate of EAH is the parent).

Amended and Restated Registration Rights Agreement

The Business Combination Agreement contemplates that, at the Closing, the Company will enter into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”) with Eve, the Sponsor, EAH, Zanite’s officers and directors, certain members of the Sponsor and the other holders parties thereto. Pursuant to the Amended and Restated Registration Rights Agreement, the Company will agree to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of Common Stock and other equity securities of the Company that are held by the parties thereto from time to time and the parties thereto will be provided with customary demand and piggyback registration rights.

Additionally, pursuant to the terms of the Amended and Restated Registration Rights Agreement, EAH, the Sponsor, Zanite’s officers and directors and the members of the Sponsor party thereto will agree to certain restrictions on transfer with respect to the shares of Common Stock they will receive upon the Closing, the shares of Common Stock issuable upon conversion of the shares of Zanite’s Class B common stock and the private placement warrants issued in connection with Zanite’s initial public offering. Such restrictions end on the date that is three years after the Closing.

The foregoing descriptions of the Business Combination Agreement, the Master Services Agreements, the Shared Services Agreement, the Data Access Agreement, the Subscription Agreement, the Strategic Warrant Agreement, the Sponsor Support Agreement, the Contribution Agreement, the Stockholders Agreement, the Tax Receivable Agreement, the Tax Sharing Agreement and the Amended and Restated Registration Rights Agreement and the transactions and documents contemplated thereby, are not complete and are subject to and qualified in their entirety by reference to the Business Combination Agreement, the Master Services Agreements, the Shared Services Agreements, the Data Access Agreement, the form of Subscription Agreement, the form of Strategic Warrant Agreements, the Sponsor Support Agreement, the Contribution Agreement, the form of Stockholders Agreement, the form of Tax Receivable Agreement, the form of Tax Sharing Agreement and the form of Amended and Restated Registration Rights Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibit 2.1, Exhibits D-1, D-2 and D-3 to Exhibit 2.1 hereto, Exhibit E to Exhibit 2.1 hereto, Exhibit F to Exhibit 2.1 hereto, Exhibit 10.1, Exhibits 10.2, 10.3, 10.4, Exhibit C to Exhibit 2.1 hereto, Exhibit I to Exhibit 2.1 hereto, Exhibit C to Exhibit 2.1 and Exhibit B to Exhibit 2.1 hereto, respectively, and the terms of which are incorporated by reference herein.

The foregoing description of the Business Combination Agreement and the business combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated by reference herein. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Business Combination Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about Zanite, Eve or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in Zanite’s public disclosures.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of shares of Common Stock in the business combination and the PIPE Investment and the issuance of warrants pursuant to the Strategic Warrant Agreements is incorporated by reference herein. Neither the shares of Common Stock issuable in connection with the business combination and the PIPE Investment, nor the warrants issuable pursuant to the Strategic Warrant Agreements, will be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On December 21, 2021, Zanite and Eve issued a joint press release announcing the execution of the Business Combination Agreement. The press release is furnished hereto as Exhibit 99.1.

Furnished as Exhibit 99.2 hereto is the investor presentation, dated December 21, 2021, for use by Zanite in meetings with certain of its stockholders as well as other persons with respect to the proposed business combination.

In addition, furnished herewith as Exhibit 99.3 is the transcript of a joint conference call held on December 21, 2021, by Zanite and Eve in connection with the announcement of their entry into the Business Combination Agreement.

The information in this Item 7.01, including Exhibits 99.1, 99.2, and 99.3 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Zanite under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3.

Important Information about the Business Combination and Where to Find It

In connection with the business combination, Zanite intends to file with the SEC a preliminary proxy statement relating to the business combination. Zanite will mail a definitive proxy statement and other relevant documents to its stockholders. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Zanite’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with Zanite’s solicitation of proxies for its special meeting of stockholders to be held to approve the business combination and other matters, as these materials will contain important information about Zanite, Eve and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of Zanite as of a record date to be established for voting on the business combination. Stockholders of Zanite will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Zanite and its directors and executive officers may be deemed participants in the solicitation of proxies from Zanite’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Zanite is contained in Zanite’s Registration Statement on Form S-1/A and by Zanite’s Current Report on Form 8-K filed on September 15, 2021, each of which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Eve, Embraer, EAH and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Zanite in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be included in the proxy statement for the business combination when available.

Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Zanite’s stockholders in connection with the business combination, including a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Zanite’s proxy statement for the business combination when it is filed with the SEC. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Zanite’s, Eve’s, Embraer’s and EAH’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the PIPE, the level of redemptions by Zanite’s public stockholders, the timing of the completion of the business combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Zanite’s, Eve’s, Embraer’s and EAH’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Zanite, Eve, Embraer and EAH.

These forward-looking statements are subject to a number of risks and uncertainties, including: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Zanite or Eve is not obtained and or that the proposed business combination and the private placement of common stock are not able to concurrently close; (iii) failure to realize the anticipated benefits of the proposed business combination; (iv) risks relating to the uncertainty of the projected financial information with respect to Eve; (v) the outcome of any legal proceedings that may be instituted against Zanite, Embraer, EAH and/or Eve following the announcement of the business combination agreement and the transactions contemplated therein; (vi) future global, regional or local economic and market conditions; (vii) the development, effects and enforcement of laws and regulations; (viii) Eve’s ability to grow and manage future growth , maintain relationships with customers and suppliers and retain its key employees; (ix) Eve’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; (x) the effects of competition on Eve’s future business; (xi) the amount of redemption requests made by Zanite’s public stockholders; (xii) the ability of Zanite or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; (xiii) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xiv) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation, (xv) costs related to the business combination, (xvi) the impact of the global COVID-19 pandemic and (xvii) those factors discussed in Zanite’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2021 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, in each case, under the heading “Risk Factors,” and other documents of Zanite filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Eve nor Zanite presently know or that Eve and Zanite currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Eve’s and Zanite’s expectations, plans or forecasts of future events and views as of the date of this Form 8-K. Eve and Zanite anticipate that subsequent events and developments will cause Eve’s and Zanite’s assessments to change. However, while Eve and Zanite may elect to update these forward-looking statements at some point in the future, Eve and Zanite specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Eve’s and Zanite’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1†	Business Combination Agreement, dated as of December 21, 2021, by and among the Registrant, Embraer S.A., EVE UAM, LLC and Embraer Aircraft Holding, Inc.

10.1	Form of Subscription Agreement.

10.2	Form of Strategic Warrant Agreement.

10.3	Sponsor Support Agreement, dated as of December 21, 2021, by and among the Registrant, Embraer S.A., Embraer Aircraft Holding, Inc., Zanite Sponsor LLC, John B. Veihmeyer, Larry R. Flynn, Gerard J. DeMuro and Ronald D. Sugar.

10.4	Contribution Agreement, dated as of December 19, 202, by and by and among Embraer S.A., Embraer Aircraft Holding Inc. and EVE UAM, LLC.

99.1	Press Release, dated as of December 21, 2021.

99.2	Investor Presentation, dated as of December 2021.

99.3	Transcript of Joint Investor Call, dated as of December 21, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request; provided, however, that Zanite may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, as amended, for any schedule or exhibit so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZANITE ACQUISITION CORP.

Dated: December 21, 2021	By:	/s/ Steven H. Rosen
Name: Steven H. Rosen
Title: Co-Chief Executive Officer